Long-Term Deposits, Equipment Prepayments, Other and Commitments (Details) - Schedule of long-term deposits, equipment prepayments, other and commitments - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Schedule of Long Term Deposits Equipment Prepayments Other and Commitments [Abstract]
VAT receivable	$ 2,083	$ 2,067
Security deposits for energy, insurance and rent	3,872	1,555
Equipment and construction prepayments	32,230	83,059
Total	$ 38,185	$ 86,681